Corporate Overview March 2020

Legal Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of PhaseBio Pharmaceuticals, Inc. (“we,” “us” or “our”) our business strategy and plans, the preclinical and clinical development of our product candidates and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2019. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation 2 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Company Overview

Therapeutic Focus	Clinical-stage biopharma company focused on the development and commercialization of novel therapies to treat cardiopulmonary indications
Product Candidates	**PB2452** – Novel agent for immediate and sustained reversal of ticagrelor, the preferred antiplatelet therapy of the American College of Cardiology, the American Heart Association and European Society of Cardiology **PB1046** – Once-weekly novel treatment for pulmonary arterial hypertension (PAH), based on elastin-like polypeptide (ELP) technology, that is vasodilatory, potentially disease-modifying and complementary to current standard-of-care therapies **PB6440** – Oral aldosterone synthase inhibitor in early development for treatment-resistant hypertension
Platform Technology	**ELP Technology** • Extends circulating half-life of proteins and peptides, enhances solubility, stability and bioavailability while providing a sustained-release mechanism • Creates product candidates that are straightforward to manufacture and administer

Milestones & Catalysts

2019			
✓	PB2452	Q1 2019	Publication of results of Phase 1 study in *New England Journal of Medicine*
✓	PB2452	Q2 2019	Granted Breakthrough Therapy designation by United States Food and Drug Administration (FDA)
✓	PB2452	Q3 2019	Completed Phase 2a trial in older/elderly subjects, and healthy subjects receiving supratherapeutic doses of ticagrelor
✓	PB2452	Q4 2019	Initiated Phase 2b trial in older/elderly subjects to support Biologics License Application (BLA) safety database
2020			
✓	PB2452	Q1 2020	Executed PB2452 funding and co-development agreement with SFJ Pharmaceuticals
✓	PB2452	Q1 2020	Granted PRIority MEdicines (PRIME) designation by European Medicines Agency (EMA)
✓	PB2452	Q1 2020	Initiated Phase 3 trial based on plan to pursue accelerated approval pathway
	PB1046	2021	Reporting of Phase 2b data

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PHASEBio

PHASEBio A Clinical Stage, Cardiopulmonary Focused Biopharmaceutical Company

Program	Indication/Therapeutic Area	Pre-Clinical	Phase 1	Phase 2	Phase 3	WW Commercial Rights	Milestones
PB2452	Reversal of Ticagrelor Antiplatelet Activity	Phase 3 ongoing ***Breakthrough Therapy designation granted in April 2019***				PHASEBio	**Q1 2020:** • Initiated Phase 3 trial based on plan to pursue accelerated regulatory pathway
PB1046	Pulmonary Arterial Hypertension (PAH)	Phase 2b ongoing (Enrollment paused due to COVID-19 risk to PAH patients)				PHASEBio	**2021:** • Reporting of Phase 2b trial results
PB6440	Resistant Hypertension	IND-enabling activities				PHASEBio	**1H 2021:** • Plan to initiate first-in-human clinical trial

Partnering Opportunities

GLP2-ELP	Short Bowel Syndrome	Late research				PHASEBio	
CNP-ELP	Achondroplasia	Late research				PHASEBio	
Early Programs	PROPRIETARY LONG ACTING INJECTABLE RECOMBINANT BIOPOLYMERS (Elastin-like Polypeptides – ELPs)					PHASEBio	

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PHASEBio

Corporate

Creating Value for Stakeholders in 2020 • Following a successful 2019, PhaseBio continues a rapid pace of development and execution in 2020  Announced innovative funding and co-development collaboration for PB2452 with SFJ Pharmaceuticals  Bolstered pipeline with acquisition of resistant hypertension asset, PB6440  Granted EMA PRIME designation for PB2452  Initiated pivotal Phase 3 trial for PB2452 in March 2020 • Experienced management team • Lead program (PB2452) funded through potential approvals in key global markets • Novel, first-in-class program for PAH (PB1046) being developed using ELP platform technology • Evolving focus on high-unmet need areas of cardiovascular disease with new pipeline asset (PB6440) 6 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Fourth-Quarter 2019 Financial Highlights • Operating expense: $12.0M − R&D: $8.4M − SG&A: $3.7M • Loss from Operations: ($11.3M) • Net Loss of ($11.3M) or ($0.39) per share − 28.8M shares used for computing Q4 2019 net loss per share • Cash and cash equivalents as of 12/31/2019: $74.0M All values in USD millions except share counts and net loss per share 7 Numbers may not sum to totals due to rounding Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Experienced Management Team

JONATHAN MOW Chief Executive Officer	Amylin Pharmaceuticals, Corus Pharma, PathoGenesis, BMS
SUSAN ARNOLD, PhD VP of Preclinical & CMC	Targeted Genetics, Viromed Biosafety Labs, BioRexis, NuPathe
JIM BALLANCE, PhD VP Research & Scientific Affairs	Delta Biotechnology, Aventis Behring, BioRexis
GLEN BURKHARDT VP Human Resources	Hologic, Onyx Pharmaceuticals, Eli Lilly
KRIS HANSON VP Legal	Nalpropion, Orexigen, Morrison & Foerster LLP
JOHN LEE, MD, PhD, FACC Chief Medical Officer	Merck, BMS, Quintiles
JOHN SHARP Chief Financial Officer	Ligand Pharmaceuticals, HUYA Bioscience, Sequenom, Diversa
MICHAEL YORK VP Corp Development & Commercial Strategy	Orexigen, Amylin Pharmaceuticals, Santarus, Amgen, AstraZeneca

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PHASEBio

PB2452 – Reversal Agent for Ticagrelor

PB2452 - Novel reversal agent for Brilinta (ticagrelor) • Within the P2Y12 antagonist class of oral antiplatelet therapies, ticagrelor has proven superiority vs. clopidogrel, and a unique reversible binding profile − Clopidogrel and prasugrel, the other members of the oral P2Y12 antagonist class, both permanently bind to the receptor and cannot be reversed • PB2452 is the only specific reversal agent in development for ticagrelor − PB2452 clinical data to date have demonstrated both immediate (<5 min) and sustained reversal (~24 hours) of ticagrelor antiplatelet effects • Approval would differentiate ticagrelor on safety vs. other oral antiplatelet agents − Expect further differentiation of ticagrelor vs. other P2Y12 agents to drive increased demand Significant unmet need for antiplatelet agent reversal Major Bleeding Urgent Surgery or Intervention • Intracranial Haemorrhage (ICH), GI, Trauma • Currently oral P2Y12 agents, including ticagrelor, require a 5 day washout prior to surgery1,2 • All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal . Urgent surgery often cannot wait 5 days . Higher thrombotic risk during washout • PB2452 designed to immediately and sustainably reverse the antiplatelet effects of ticagrelor • In Phase 1 and Phase 2a studies, PB2452 observed to immediately and sustainably reverse ticagrelor inhibition of platelet activation . Enables immediate surgery 1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf, https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf 10 2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1, https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB2452: Well-Characterized Mechanism of Reversal of Ticagrelor


ADP
ADP
Platelet

1. ADP binds to $P2Y_{12}$ receptor causing platelet aggregation


Ticagrelor
ADP
$P2Y_{12}$
Receptor
This is a reversible process with ticagrelor cycling on/off the $P2Y_{12}$ receptors

2. Ticagrelor binds to $P2Y_{12}$, inhibiting ADP-induced platelet aggregation


PB2452

3. PB2452 binds to free ticagrelor with very high affinity


ADP

4. PB2452:ticagrelor binding is preferential to ticagrelor:$P2Y_{12}$ binding


ADP
ADP
Platelet

5. As free ticagrelor is eliminated, ADP can again activate the $P2Y_{12}$ receptor, restoring platelet activity



6. PB2452:ticagrelor is eliminated from the bloodstream

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PHASEBio

PB2452: Development and Regulatory Timelines


Clinical Studies
BLA enabling data
2019
2020
2021
2022
2023
NEJM
Phase 2a
Breakthrough Therapy
FDA EOP1
Phase 2b: Older and elderly subjects
N=200, 150 randomized to receive PB2452
EMA PRIME Designation
Phase 3 Interim Analysis for Accelerated Approval
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
Post-approval completion of Phase 3
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
Targeting BLA Submission for Accelerated Approval

- Phase 2b initiated in October 2019
  - N=200 total, evaluation of efficacy and overall safety of PB2452 in older and elderly subjects on DAPT
- Phase 3 initiated in March 2020
  - N=200 total, evaluation of efficacy in ticagrelor-treated subjects with major bleeding events or requiring urgent surgery
  - Interim analysis of first 100 patients recommended by FDA for BLA submission for Accelerated Approval

NEJM= New England Journal of Medicine, EOP1=End-of-Phase 1 Meeting, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin), BLA=Biologics License Application

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PB2452 Phase 1 Proof-of-Concept Study in Healthy Subjects

- Randomized, double-blind, placebo-controlled, single ascending dose (SAD), sequential group study (n=64)
- Platelet function evaluated using three well established and commonly used assays: LTA, VerifyNow PRUTest® and VASP
  - Results from all three assays were highly correlated
- Onset of reversal occurred within 5 minutes and was sustained for over 20 hours
- Well tolerated with no drug-related serious adverse events
- Importantly, no evidence of rebound in platelet activity after drug cessation

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers

Deepak L. Bhatt, M.D., M.P.H., Charles V. Pollack, M.D., Jeffrey I. Weitz, M.D., Lisa K. Jennings, Ph.D., Sherry Xu, Ph.D., Susan E. Arnold, Ph.D., Bret R. Umstead, M.S., Michael C. Mays, B.S., and John S. Lee, M.D., Ph.D.

Selected as late-breaking oral presentation during featured clinical research session at the American College of Cardiology's Annual Scientific Session – March 17, 2019[1]

Simultaneously published in the *New England Journal of Medicine*[2]

LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay

1. https://www.acc.org/latest-in-cardiology/clinical-trials/2019/03/15/21/37/ticagrelor-reversal-agent
2. Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. https://www.nejm.org/doi/full/10.1056/NEJMoa1901778

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PHASEBio

Normalized Platelet Function After Ticagrelor Reversal

VerifyNow PRUTest



Normal Platelet Function: Pre-Ticagrelor Dosing
Inhibited Platelet Function: Post-Ticagrelor Dosing
Return to Normal Platelet Function: Post-PB2452 Dosing
Platelet Reactivity Unit
300
250
200
150
100
50
0
-48 hrs
0 hr
5 min
0.25 hr
0.5 hr
1 hr
2 hrs
3 hrs
6 hrs
8 hrs
12 hrs
16 hrs
20 hrs
24 hrs
Nominal Time (h)
Normal Platelet Function
Inhibited Platelet Function

PRU= Platelet Reactivity Units

<u>Cohorts 9 and 10 achieved study objectives and are the basis for dosing regimens for subsequent clinical trials</u>

- ✓ Dose-dependent response across all cohorts tested
- ✓ Immediate reversal within 5 minutes of start of infusion
- ✓ Sustained duration of reversal extended to 20+ hours
- ✓ Rapid resumption of ticagrelor dosing post infusion
- ✓ Well tolerated across all cohorts
- ✓ No drug-related SAEs

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. https://www.nejm.org/doi/full/10.1056/NEJMoa1901778

Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/1pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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PHASEBio

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Positive Preliminary PB2452 Phase 2a Results

- Positive preliminary results from the PB2452 Phase 2a trial were disclosed via press release[1]
  - First trial of PB2452 to include older and elderly subjects (ages 50-80) on dual antiplatelet therapy (DAPT) of ticagrelor and low-dose aspirin
  - Subjects in the trial resembled the patient population most likely to be treated with ticagrelor and potentially benefit from PB2452, if approved
- Per FDA request, the Phase 2a trial also explored reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions
  - PhaseBio believes an appropriate PB2452 regimen has been identified for these patients
- Confirmed dosing regimen to be used in the Phase 2b and Phase 3 trials
- Results to be presented at an upcoming medical congress

PB2452 Phase 2a Trial	Older & Elderly Subjects on DAPT	Supratherapeutic Dose of Ticagrelor
Immediate and sustained reversal of the antiplatelet effects of ticagrelor	✔	✔
Efficacy demonstrated using same three assays used in Phase 1 trial[2]	✔	✔
Results highly correlated across assays	✔	✔
Generally well tolerated with only minor adverse events reported	✔	✔

1. https://investors.phasebio.com/news-releases/news-release-details/phasebio-announces-completion-phase-2a-clinical-trial-pb2452
2. Bhatt, D. L. et al. Antibody-based ticagrelor reversal agent in healthy volunteers. *N. Engl. J. Med.* https://doi.org/10.1056/NEJMoa1901778

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PB2452 Regulatory Updates Development plan for PB2452 designed with objective to broadly support global regulatory filings Separate written guidance from FDA and EMA indicates that a single, non-randomized, open-label Phase 3 trial of PB2452 in both surgical and major bleeding populations has the potential to support regulatory filings in the United States and the European Union EMA: • Received written Scientific Advice: February 2020 − Written guidance from the CHMP of the EMA generally agrees with PhaseBio’s proposed development plan for PB2452 • Granted PRIME designation: February 2020 − PRIME designation granted by the EMA to support medicines that demonstrate the potential to address substantial unmet medical need1 − Potentially expedites the review and approval process FDA: • Received meeting minutes from PB2452 End-of-Phase 1 meeting: August 2019 − FDA alignment on development plan and Accelerated Approval regulatory path • PB2452 granted Breakthrough Therapy designation: April 2019 − Breakthrough Therapy designation is designed to expedite the development and review of promising new drugs2 1. The European Medicines Agency. “PRIME: Priority Medicines” Available at: https://www.ema.europa.eu/en/human-regulatory/research-development/prime-priority-medicines#. Accessed February 2020 16 2. The U.S. Food and Drug Administration. “Expedited Programs for Serious Conditions – Drugs and Biologics.” Available at: https://www.fda.gov/downloads/Drugs/Guidances/UCM358301.pdf. Accessed February 2020 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB2452 Pivotal Phase 3 Trial Overview • Phase 3 trial is a key element of development plan that has garnered FDA Breakthrough Therapy and EMA PRIME designations • Open-label, single-arm study of reversal of the antiplatelet effects of ticagrelor with PB2452 in patients who present with uncontrolled major or life-threatening bleeding or who require urgent surgery or invasive procedure • Total of 200 patients targeted for enrollment − 100 patients from major bleeding population, 100 patients from urgent surgery population − First ~50 patients from each of the respective target populations (total of ~100) will form the basis of accelerated BLA filing in US and MAA in EU • Accelerated BLA endpoint is of platelet function based on VerifyNow® PRUTest® platelet function assay − VerifyNow has been used in the Phase 1, Phase 2a and ongoing Phase 2b trials of PB2452 with consistent results across studies completed to date • Additional clinical endpoints related to hemostasis will also be captured as part of the primary outcome analysis • Trial posted online at https://www.ClinicalTrials.gov and initiated in March 2020 17 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

SFJ Pharmaceuticals Funding and Co-Development Collaboration • Innovative collaboration between SFJ and PhaseBio to support the global development of PB2452 • SFJ will fund up to $120 million to support the clinical development of PB2452 − SFJ has extensive experience in the global clinical development and regulatory approval of numerous pharmaceutical products across multiple indications and therapeutic areas • SFJ will assume a central role in global development and regulatory activities for PB2452 outside the United States − SFJ will lead development and regulatory activities in China and Japan − PhaseBio and SFJ and will work closely on clinical program in EU − PhaseBio is conducting Phase 3 trial in US • PhaseBio retains exclusive worldwide commercial rights to PB2452 18 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Expect Continued Long-Term Rx Growth of Ticagrelor

PB2452 approval has the potential to drive continued positive momentum

- Brilinta/Brilique sales in 2019 were $1.58B and growing (+20% Y/Y)
  - Patient growth drives Y/Y revenue growth in key regions: strong growth in the United States and Emerging Markets
- In February 2019, Brilinta Phase 3 THEMIS[1] trial met primary endpoint in patients with established coronary artery disease and type-2 diabetes
- In January 2020, Brilinta Phase III THALES[2] trial met primary endpoint in patients with acute ischemic stroke or patients with high-risk transient ischemic attack

Ticagrelor Differentiation ***vs. clopidogrel***	Now	Post PB2452 Launch	Post LOE of ticagrelor
Efficacy	✓	✓	✓
Safety	≈ *(no reversal agent)*	✓	✓
Price	✗ *(branded vs. generic)*	✗ *(branded vs. generic)*	✓

1. https://www.astrazeneca.com/media-centre/press-releases/2019/brilintas-phase-iii-themis-trial-met-primary-endpoint-in-patients-with-established-coronary-artery-disease-and-type-2-diabetes-25022019.html
2. https://www.astrazeneca.com/media-centre/press-releases/2020/brilinta-met-primary-endpoint-in-phase-iii-thales-trial-in-stroke-27012020.html

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PB1046 - Once Weekly Vasoactive Intestinal Peptide (VIP) Analog for Pulmonary Arterial Hypertension

High Unmet Need in an Orphan Disease Primary Pulmonary Arterial Hypertension (PAH, WHO Group 1 PH) McGlaughlin et al. (2015) J. Am. Coll. Cardiol., 65:18 • High unmet need for novel disease-modifying PAH therapies for greater efficacy − All 3 approved drug classes in PAH are vasodilators: prostacyclin, endothelin, and nitric oxide pathways − Patients inevitably continue to decline and die on current standard of care • VIP addresses PAH vasoconstriction, progressive vascular remodeling, and right heart failure 21 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB1046: Harnessing VIP to Create a Stable, Long-Acting Drug

VIP as a THERAPEUTIC AGENT


VPAC2
VPAC1
VIP Peptide
Half-Life ~ 1 minute in Humans
VPAC2
VPAC1
PB1046
Half-Life ~60 Hours in Humans

PRECLINICAL STUDIES

Support Clinical Development for:

- **Pulmonary Arterial Hypertension**
- DMD Cardiomyopathy
- Heart Failure (Chemotherapy-Induced HF or HFpEF)
- Cystic Fibrosis

MECHANISM OF ACTION VIA VPAC2 RECEPTOR

- Potent vasodilator
- Anti-inflammatory and anti-fibrotic
- Cardiac support through increased inotropy and lusitropy

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PHASEBio

Proprietary Elastin-Like Polypeptide (ELP) Technology

Key to optimizing the profile of an injectable VIP product candidate

PROLONGED CIRCULATING HALF-LIFE


"Biopolymer"
Active Moiety
Repeating Sequence of Human Elastin Peptides
Peptide/Protein (VIP, GLP1, etc.)
VPGXG
n

= UP TO 200x INCREASE IN ½ LIFE

+

COACERVATION DELIVERS SLOW RELEASE


Outside Body
Inside Body
Temperature
Highly Soluble ELP
Non-Soluble ELP

= WEEKLY OR MONTHLY DOSING


Active moiety
Temperature-induced phase transition
ELP biopolymer
PHASEBio

IMPROVING

- Pharmacokinetics
- Slower rate of bioavailability
- Ease of Administration
- Patient Compliance

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PHASEBio

PB1046 Clinical Development Activities to Date Have Supported Advancement into a Phase 2b PAH Efficacy Study

PHASE 1 Studies Completed		PAH PHASE 2 Studies	
SAD study in HTN patients washed off meds	4-week MAD study in HFrEF patients on SOC	Open-Label Phase 2a CardioMEMS in PAH study: Safety and Hemodynamics	Phase 2b PAH Efficacy 16-Wk Randomized, Controlled Study

• Well tolerated for a week over broad range of exposure; no drug-related SAEs
• Prolonged PK/PD profile over 1 week
• VIP activity confirmed (Systolic and Diastolic BP lowering)
	• Well tolerated across dose range; no drug-related SAEs
	• Replicated PK/PD from SAD over 4 weekly SC injections
	• VIP activity reproduced in HFrEF patients on SOC
		CardioMEMS Open-Label PAH Study
		• N = 3 patients, dosed weekly for 8 wks, followed by extension
		  ◦ No longer enrolling patients
		• Real-time PA pressure and other hemodynamic monitoring
		• Initial data show improved hemodynamics
		• One drug-related SAE reported in extension portion of open-label pilot study
			Phase 2b PAH 16 wk randomized, controlled study
			• N = ~60 NYHA class II/III PAH patients, dosed weekly x 16 weeks
			  ◦ Individual dose titration to MTD
			• Efficacy endpoints PVR via RHC, 6MWD
			• Extension study to follow

COMPLETED	COMPLETED	COMPLETED	Phase 2b enrollment temporarily paused due to COVID-19 risk

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PHASEBio

PB6440 – Aldosterone Synthase Inhibitor for Resistant Hypertension

PB6440 for Resistant Hypertension • Upwards of 10 million patients in the United States have resistant hypertension and are at risk for serious, costly medical consequences (stroke, heart attack, kidney failure, etc.)1 • Physicians currently prescribe numerous combinations of antihypertensives to lower blood pressure and diminish risk • Blocking aldosterone has been shown to be an effective mechanism for treating resistant hypertension − Currently available aldosterone blockers suffer from poor potency and pharmacokinetics (eplerenone) or poor tolerability (spironolactone) and thus are rarely used • Recent draft guidance from the FDA outlines a streamlined regulatory path for novel drugs to treat resistant hypertension without the need for large outcomes studies2 • Market research indicates that payors aware of high medical costs associated with resistant hypertension Large, growing patient population coupled with a high unmet need creates an attractive opportunity for a novel therapy to help patients and care providers better manage blood pressure 1. Carey RM, Sakhuja S, Calhoun DA, Whelton PK, Muntner P. Prevalence of apparent treatment‐resistant hypertension in the United States: comparison of the 2008 and 2018 American heart association scientific statements on resistant hypertension. Hypertension. 2019; 73: 424‐ 431. Available at: https://www.ahajournals.org/doi/full/10.1161/HYPERTENSIONAHA.118.12191?url_ver=Z39.88-2003&rfr_id=ori:rid:crossref.org&rfr_dat=cr_pub%3dpubmed. Accessed February 2020 26 2. U. S. Food and Drug Administration. Center for Drug Evaluation and Research. (2018) Hypertension: Conducting Studies of Drugs to Treat Patients on a Background of Multiple Antihypertensive Drugs Guidance for Industry. Available at: https://www.fda.gov/regulatory-information/search-fda-guidance-documents/hypertension- conducting-studies-drugs-treat-patients-background-multiple-antihypertensive-drugs. Accessed February 2020 Copyright © 2020 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

PB6440 is Highly Selective for Aldosterone Synthase (CYP11B2)

Selectivity and Potency Demonstrated in Primate Chronic Oral Dosing Model

CYP11B Potency and Selectivity (IC_{50}, µM)						
		Human			Monkey	
	CYP11B2	CYP11B1[#]	Selectivity	CYP11B2	CYP11B1	Selectivity
PB6440	0.024	4.859	202	0.016	5.802	363
LCI699*	0.0007	0.013	19	0.016	0.059	3.7

Steroid 11β-hydroxylase

*Discontinued Novartis compound; active in P2 studies, but blocked cortisol production, likely due to inadequate selectivity

11-Deoxycorticosterone



14-Day Monkey Study (Once-Daily Oral Dosing)
Response to ACTH Challenge
% Steroid Level vs. Control
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
PB6440 (0.12 mg/kg)
PB6440 (0.6 mg/kg)
LCI699 (0.5 mg/kg)
* ^
^
*
Aldosterone
DOC #
Cortisol
Deoxycortisol
* p <0.05 vs control
^ Indicates inhibition of CYP11B1
# 11-Deoxycorticosterone

In a primate model, oral PB6440 demonstrated a sustainable reduction in aldosterone without a significant increase in steroids upstream of CYP11B1, suggesting no significant inhibition of CYP11B1 *in vivo*

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PHASEBio